Exhibit 99.1

Sequential Brands Group Appoints David Conn Chief Executive Officer

Experienced Brand Building Executive to Lead Company Through Transformative Phase

NEW YORK, January 6, 2020 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (Nasdaq:SQBG) (the "Company") today announced that brand executive David Conn has been appointed Director and Chief Executive Officer of the Company. Conn brings with him over 25 years of experience and vast knowledge in brand management and marketing.  Most recently, he served as CEO of ThreeSixty Brands, where he played a significant role in acquiring and relaunching the iconic FAO Schwarz and Sharper Image brands.

William Sweedler, Chairman of the Board said, "David Conn is an innovative, strategic, and entrepreneurial executive with an established track record of building and transforming businesses with strong global consumer brands. He brings with him a wealth of knowledge in the retail sector and strong industry relationships, which will be invaluable to Sequential as we embark on this next chapter.”

Sweedler added: “I also want to thank President Chad Wagenheim for his leadership during this transition period and look forward to Chad continuing in his role as he now partners with David to drive the business forward.”

David Conn, CEO of Sequential Brands Group, said: "I’m thrilled to join Sequential Brands Group. My career has been focused around building and revitalizing brands and I’m excited about the potential of Sequential’s portfolio. I look forward to leading this company during this period of transformation.”

As CEO of ThreeSixty Brands, Conn leveraged his broad expertise to develop a go-to-market strategy for the FAO Schwarz brand that featured scaled distribution with major retailers and a direct-to-consumer rollout including an experiential, award winning, FAO Schwarz NYC flagship store, and an e-commerce platform. Prior to ThreeSixty Brands, he served as CEO and board member of True Religion, a global lifestyle brand with over 2000 employees and 180 retail stores. While there, he led the development and rollout of an innovative new retail concept and omni-channel platform. Before joining True Religion, Conn served as President of VF Corporation’s newly formed retail licensed brands division and led VF’s acquisition of premium denim brand Rock & Republic. From 2004 to 2008, he served as Executive Vice President of Iconix Brand Group, where he joined at the Company’s inception and oversaw it during a period of significant growth.  A graduate of Boston University, Conn served in various roles early in his career at BMG Columbia House and Candie’s Inc.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the active and lifestyle categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential's website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results or actual events could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning estimates of GAAP net income, non-GAAP net income, Adjusted EBITDA, revenue (including guaranteed minimum royalties), and margins, guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," "may," "will," "should," "can," "future," "seek," "could," "predict," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) the Company's ability to timely achieve the anticipated results of recent acquisitions and any potential future acquisitions; (v) the Company's ability to successfully integrate acquisitions into its ongoing business; (vi) the potential impact of the consummation of recent acquisitions or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (vii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (viii) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands; (ix) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; (x) the Company's ability to achieve its guidance; (xi) continued market acceptance of the Company's brands; (xii) changes in the Company's competitive position or competitive actions by other companies; (xiii) licensees' ability to fulfill their financial obligations to the Company; (xiv) concentrations of the Company's licensing revenues with a limited number of licensees and retail partners; (xv) risks related to the effects of the sale of the Martha Stewart brand; (xvi) uncertainties related to the timing, proposals or decisions arising from the Company’s strategic review, including the divestiture of one or more existing brands; and (xvii) other circumstances beyond the Company's control. Refer to the section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which the Company may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.